UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2008

Advanta Corp.
(Exact name of registrant as specified in its charter)

Delaware	0-14120	23-1462070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Welsh & McKean Roads, P.O. Box 844, Spring House, Pennsylvania	19477
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 657-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The information in this Current Report on Form 8-K is to be considered "filed" under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

On January 30, 2008, Advanta Corp. (the "Company") issued a press release describing its results for the quarter ended December 31, 2007 and for the full year 2007. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On January 30, 2008 at 9:00 a.m. Eastern time, Company management also will hold a conference call, publicly announced in its press release dated January 9, 2008. The call will be broadcast for the public simultaneously over the Internet through www.advanta.com or www.investorcalendar.com. Replays of the call are available on both sites for 90 days from the date of the call.

This Current Report on Form 8-K contains forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ from those projected. Risks that may affect the Company’s future performance are detailed in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit relating to Item 2.02 shall be deemed "filed" under the Exchange Act:

99.1	Press Release issued January 30, 2008 regarding financial results for the quarter ended December 31, 2007 and full year 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanta Corp.
(Registrant)

Date:	January 30, 2008
		By:	/s/ Elizabeth Mai
Elizabeth Mai, Chief Administrative
Officer, Senior Vice President, Secretary
and General Counsel

EXHIBIT INDEX

Exhibit	Description	Method of Filing

99.1	Press release issued January 30, 2008	Filed herewith
regarding financial results for
the quarter ended December 31, 2007
and full year 2007